UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 25, 2024

BERRY GLOBAL GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices / Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and Senior Secured Notes due 2031

On October 25, 2024, Treasure Escrow Corporation (the “Escrow Issuer”), a wholly owned indirect subsidiary of Berry Global Group, Inc. (“Berry”), issued $800,000,000 aggregate principal amount of 7.250% senior secured notes due 2031 (the “Notes”) pursuant to an indenture, dated as of October 25, 2024, between the Escrow Issuer and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and collateral agent (the “Indenture”). Prior to, substantially concurrently with, or immediately after the completion of the previously announced combination of Berry’s Health, Hygiene and Specialties Global Nonwovens and Films business (the “HHNF Business”) with Glatfelter Corporation, a Pennsylvania corporation (“Glatfelter”), in a Reverse Morris Trust transaction (the “Transaction”), Glatfelter, which will be renamed Magnera Corporation (“Magnera”) in connection with the Transaction, ultimately will assume all obligations under the Notes and the Indenture (the “Magnera Assumption”), and the Escrow Issuer will be released from its obligations under the Notes and the Indenture. Prior to the Magnera Assumption, references to the “Issuer” in this description refer only to the Escrow Issuer. After the Magnera Assumption, references to the “Issuer” in this description refer only to Glatfelter (to be renamed Magnera) and not to Berry or any of its subsidiaries. The Escrow Issuer is a wholly owned direct subsidiary of Treasure Holdco, Inc., a Delaware corporation (“Spinco”), which is a wholly owned direct subsidiary of Berry Global, Inc., a Delaware corporation (“BGI”), and BGI is a wholly owned direct subsidiary of Berry.

The Notes are senior obligations of the Issuer and from and after the Escrow Release Date (as defined in the Indenture) will have the benefit of the first priority or second priority, as applicable, security interest in the collateral described below and will mature on November 15, 2031. The Notes bear interest at a rate of 7.250% per annum, payable semiannually, in cash in arrears, on April 15 and October 15 of each year, commencing on April 15, 2025, to holders of record at the close of business on April 1 or October 1, as the case may be, immediately preceding the interest payment date.

On or after November 15, 2027, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, upon not less than 10 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest and additional interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period commencing on November 15 of the years set forth below:

Period	Redemption Price
2027	103.625%
2028	101.813%
2029 and thereafter	100.000%

On or after the Escrow Release Date but prior to November 15, 2027, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, upon not less than 10 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at a redemption price equal to 100% of the principal amount of the Notes redeemed plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest and additional interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

In addition, on or after the Escrow Release Date but prior to November 15, 2027, the Issuer may redeem up to 10% of the aggregate principal amount of the Notes issued under the Indenture during any twelve-month period (but not more than three times), upon not less than 10 nor more than 60 days’ prior notice mailed by first-class mail or sent electronically to each holder’s registered address, at a redemption price equal to 103% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, to, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Notwithstanding the foregoing, at any time and from time to time on or after the Escrow Release Date but on or prior to November 15, 2027, the Issuer may redeem in the aggregate up to 40% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) with the net cash proceeds of one or more equity offerings by the Issuer or by any direct or indirect parent of the Issuer, in each case to the extent the net cash proceeds thereof are contributed to the common equity capital of the Issuer or used to purchase capital stock (other than Disqualified Stock (as defined in the Indenture)) of the Issuer from it, at a redemption price (expressed as a percentage of principal amount thereof) of 107.250%, plus accrued and unpaid interest to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date); provided, however, that at least 60% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) remain outstanding immediately after each such redemption; provided, further, that such redemption shall occur within 90 days after the date on which any such equity offering is consummated upon not less than 10 nor more than 60 days’ notice sent electronically or mailed to each holder of Notes being redeemed and otherwise in accordance with the procedures set forth in the Indenture.

Any redemption or notice described above may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a related equity offering.

From and after the Escrow Release Date, the Notes will be fully and unconditionally guaranteed, jointly and severally, on a senior secured basis, by each of Magnera’s existing and future direct or indirect subsidiaries that guarantees its term loan credit facility. Under certain circumstances, subsidiaries may be released from these guarantees without the consent of the holders of the Notes.

From and after the Escrow Release Date, the Notes and the guarantees thereof will be unsubordinated obligations of Magnera and the guarantors and will be (i) equal in right of payment to all of Magnera’s and such guarantors’ existing and future unsubordinated indebtedness and structurally subordinated to all the liabilities of Magnera’s subsidiaries that are not or do not become subsidiary guarantors, and (ii) secured by (x) a second priority lien on the assets of the Issuer and the guarantors that secure Magnera’s revolving credit facility on a first priority basis and Magnera’s term loan credit facility on a second priority basis, in each case, subject to certain specified exceptions and permitted liens and (y) a first priority lien on the other assets that secure Magnera’s term loan credit facility on a first priority basis and Magnera’s revolving credit facility on a second priority basis. The Notes will rank pari passu in right of payment to Magnera’s term loan credit facility and its existing 4.750% senior notes due 2029, and will be effectively senior to all of Magnera’s and the subsidiary guarantors’ existing and future indebtedness that is not secured by a lien on the collateral to the extent of the value of the assets securing the Notes. The Notes will be structurally subordinated to any existing or future indebtedness and other liabilities of any subsidiaries of Magnera that is not a guarantor of the Notes.

Escrow Arrangement

Pursuant to the Indenture, the Issuer deposited into an escrow account with U.S. Bank National Association (the “Escrow Agent”) the gross proceeds of the Notes together with an additional amount which with such gross proceeds would be sufficient to pay the Escrow Redemption Price (as defined below) of the Notes in the event of a mandatory redemption as described below. The escrow account and the amount held therein will be pledged for the benefit of the holders of the Notes. The funds held in the escrow account will be released to the Issuer or such other person as the Issuer directs, upon delivery by the Issuer to the Escrow Agent and the Trustee of an officer’s certificate stating that prior to or substantially concurrently with the Escrow Release Date the Escrow Conditions (as defined in the Indenture), including the Magnera Assumption, have been satisfied.

If the Escrow Conditions are not satisfied on or prior to five business days after March 3, 2025, or such earlier date as BGI determines in its sole discretion that any of the Escrow Conditions, including the Magnera Assumption, cannot be satisfied, the Escrow Issuer will be required to redeem the Notes no later than five business days thereafter at a price equal to 100% of the issue price of the Notes, together with accrued and unpaid interest and accreted discount, if any, on the aggregate principal amount of the Notes from October 25, 2024 to, but not including, the date of redemption (collectively, the “Escrow Redemption Price”). Funds held in the escrow account would be released and applied to pay for any such redemption. Prior to the Magnera Assumption, the Notes will be solely the obligations of the Escrow Issuer and not of Berry, BGI or any of their respective subsidiaries other than the Escrow Issuer.

General

From and after the Escrow Release Date, under certain circumstances, the Issuer and the subsidiary guarantors are entitled to the release of property and other assets included in the collateral from the liens securing the Notes.

From and after the Escrow Release Date, upon the occurrence of certain changes of control of the Issuer, each holder of the Notes will have the right to require the Issuer to repurchase all or any part of such holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains a number of restrictive covenants, including those relating to the ability of the Issuer to:

•	incur or guarantee additional indebtedness;
•	pay dividends and make other restricted payments (including prepayments of subordinated debt);
•	create restrictions on the payment of dividends or other distributions to Magnera from its restricted subsidiaries;
•	create or incur certain liens;
•	make certain investments;
•	engage in transactions with affiliates;
•	engage in sales of assets and subsidiary stock;
•	transfer all or substantially all of Magnera’s assets or enter into merger or consolidation transactions; and
•	designate subsidiaries as unrestricted subsidiaries.

Certain covenants and the change of control repurchase requirement described above will be suspended with respect to the Notes during all periods when the Notes have investment grade ratings from any two or more of Moody’s Investors Service, Inc., S&P Global Ratings, a division of S&P Global Inc. and Fitch Ratings Inc., provided that no event of default has occurred and is continuing.

Upon the occurrence of certain events of default specified in the Indenture, the principal of, premium, if any, interest and any other monetary obligations on all the then outstanding Notes may become due and payable immediately.

The foregoing description of the Notes and the Indenture governing the Notes is qualified in its entirety by reference to the actual text of the Indenture governing the Notes (including the forms of Notes included therein), which is filed herewith as Exhibit 4.1 and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, by and between Treasure Escrow Corporation and U.S. Bank Trust Company, National Association, as Trustee and Collateral Agent, relating to the 7.250% Senior Secured Notes due 2031, dated October 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Concerning Forward-Looking Statements

Statements in this Report that are not historical, including statements relating to the expected timing, completion and effects of the proposed transaction between Berry and Glatfelter, are considered “forward-looking” within the meaning of the federal securities laws and are presented pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “would,” “could,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “outlook,” “anticipates” or “looking forward,” or similar expressions that relate to strategy, plans, intentions, or expectations. All statements relating to estimates and statements about the expected timing and structure of the proposed transaction, the ability of the parties to complete the proposed transaction, benefits of the transaction, including future financial and operating results, executive and Board transition considerations, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts are forward-looking statements. In addition, senior management of Berry and Glatfelter, from time to time may make forward-looking public statements concerning expected future operations and performance and other developments.

Actual results may differ materially from those that are expected due to a variety of factors, including without limitation: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or may be delayed; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; risks and costs related to the implementation of the separation of the HHNF Business into Spinco, including timing anticipated to complete the separation; any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of the combined company is more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of Berry and Glatfelter and its business, operations, financial condition and the industry in which they operate; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the benefits expected from the proposed transaction; effects of the announcement, pendency or completion of the proposed transaction on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their counterparties, and on their operating results and businesses generally; and other risk factors detailed from time to time in Glatfelter’s and Berry’s reports filed with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus and the registration statements filed with the SEC in connection with the proposed transaction. The foregoing list of important factors may not contain all of the material factors that are important to you. New factors may emerge from time to time, and it is not possible to either predict new factors or assess the potential effect of any such new factors. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available as of the date hereof. All forward-looking statements are made only as of the date hereof and neither Berry nor Glatfelter undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Additional Information and Where to Find It

This Report may be deemed to be solicitation material in respect of the proposed transaction between Berry and Glatfelter. In connection with the proposed transaction, Glatfelter filed the Registration Statement with the SEC which was declared effective on September 17, 2024. Glatfelter has also filed a Proxy Statement/Prospectus which was sent to Glatfelter’s shareholders on or about September 20, 2024. In addition, Spinco filed a registration statement on Form 10 in connection with its separation from Berry. This Report is not a substitute for the registration statements, proxy statement/prospectus or any other document which Berry and/or Glatfelter may file with the SEC. STOCKHOLDERS OF BERRY AND GLATFELTER ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENTS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the registration statements and Proxy Statement/Prospectus as well as other filings containing information about Berry and Glatfelter, as well as Spinco, without charge, at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Berry or Spinco will be made available free of charge on Berry’s investor relations website at ir.berryglobal.com. Copies of documents filed with the SEC by Glatfelter will be made available free of charge on Glatfelter’s investor relations website at www.glatfelter.com/investors.

No Offer or Solicitation

This Report is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to sell, subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC.
(Registrant)

Dated: October 25, 2024	By:	/s/ Jason K. Greene
	Name:	Jason K. Greene
	Title:	Executive Vice President, Chief Legal Officer and Secretary